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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 26, 1997


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1997, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2)


                                SUPERIOR BANK FSB
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              (Exact name of registrant as specified in its charter)


       UNITED STATES                 333-21485                  36-1414142
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)


    ONE LINCOLN CENTRE
OAKBROOK TERRACE, ILLINOIS                                           60181
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   (Address of Principal                                           (Zip Code)
    Executive Offices)


Registrant's telephone number, including area code (708) 916-4000
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Item 5.  Other Events
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     On December 26, 1997 (a "Remittance Date") a scheduled remittance was made to the Certificateholders with respect to AFC Mortgage Loan Asset Backed Certificates, Series 1997-2, issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1997, among Superior Bank FSB., as Depositor, Lee Servicing Company, a division of Superior Bank FSB., as Servicer and LaSalle National Bank, as Trustee. The information contained in the Servicer's Monthly Remittance Report to the Trustee, which shall be forwarded by the Trustee to the Certificateholders, is attached hereto as Exhibit 21.1 and is incorporated herein by reference.

     Capitalized terms used herein and not defined shall have the same meanings ascribed to them in the pooling and Servicing Agreement.

     Items 2 through 4 and Items 6 and 8 are not included because they are not applicable.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits

            21.1  Monthly Remittance Report for the month of December, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                SUPERIOR BANK F.S.B.

                                                By: /s/ WILLIAM C. BRACKEN
                                                    ---------------------------
                                                Name:  William C. Bracken
                                                Title: Executive Vice President

Dated: December, 1997

                                 EXHIBITS TABLE


            21.1  Monthly Remittance Report for the month of December, 1997.